UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2004
                                                         ----------------


                             Phoenix Interests, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             61-1342734                            000-30949
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      (Commission File Number)        (IRS Employer Identification Number)

           One RiverPointe Plaza, Suite 706, Jeffersonville, IN 47130
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                    (Address of Principal Executive Offices)

                                 (812) 285-0768
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 25, 2004, Phoenix Interests, Inc. (1) dismissed Baum & Company, P.A. ("Baum") as its independent accountant responsible for auditing its financial statements and (2) retained Pohl, McNabola, Berg & Company ("PMB") as its new independent accountants.

         Baum's reports on Phoenix Interests' financial statements for the two years ended December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that each report was modified to indicate that Phoenix Interests' dependence on outside financing, lack of existing commitments from lenders to provide necessary financing and lack of sufficient working capital raised substantial doubts about its ability to continue as a going concern.

         The decision to dismiss Baum and retain PMB was unanimously approved by Phoenix Interests' board of directors.

         From the date of the last audited financial statements through the date of resignation, Phoenix Interests had no disagreements, whether or not resolved, with Baum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved the Baum's satisfaction, would have caused Baum to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

         During Phoenix Interests' two most recent fiscal years, Phoenix Interests did not consult PMB regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Phoenix Interests' financial statements.

         Phoenix Interests provided Baum with a copy of this report. Attached as
Exhibit 16.1 is a copy of a letter from Baum agreeing with the statements made in this report.

ITEM 9            FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------
16.1              Letter dated November 5, 2004, from Baum & Company, P.A. to the Securities and Exchange Commission


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHOENIX INTERESTS, INC.

Dated: November 5, 2004                 By:      /s/ James D. Tilton, Jr.
                                                ---------------------------
                                                James D. Tilton, Jr., President